PROJECT PROFILE
American Cooperative on Lake Phalen Maplewood, MN

PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is providing financing for the $21.0 million new construction of American Cooperative on Lake Phalen, located in Maplewood, MN. The Project will consist of a four-story wood-frame building with 56 units that will boast an array of upscale features, including in-unit washer and dryer. The project’s extensive amenities will include a rooftop terrace overlooking Lake Phalen, club room with catering kitchen adjoining the outdoor terrace, billiards room, fitness studio, conference room, gardening area, pet washing station, guest suite, and storage lockers. Parking for residents include a heated underground lot with 70 stalls, along with 32 surface parking stalls.

The Project is conveniently located near Keller Golf Course, Phalen Regional Park, and Lake Phalen, providing residents easy access to outdoor recreation.

HIT ROLE	The HIT is providing $21.0 million in financing to purchase taxable Ginnie Mae Construction Loan Certificates and a Permanent Loan Certificate, collateralized with a mortgage loan insured under Section 213 of the National Housing Act – a program that allows nonprofit housing corporations to develop and operate cooperatives, a form of homeownership, for seniors. This commitment represents the HIT’s 111th investment in Minnesota.

SOCIAL IMPACT	This project will generate the union construction work hours, tax revenue and other economic benefits shown in the chart below. The cooperative units offered at The American Cooperative on Lake Phalen will provide seniors with attractive and well-located home ownership options, with recreational opportunities within walking distance.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $21.0 Million	Total Development Cost $34.3 Million	56 Units	254,300 Hours of Union ConstructionWork Generated	$7.9 Million Tax revenue generated	$56.6 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of June 30, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.

PROJECT PROFILE | American Cooperative on Lake Phalen – Maplewood, MN

“It’s important to recognize the impact we can have through HIT financing, which can create job opportunities for our members and foster meaningful community development. We're on the brink of something special with the upcoming delivery of 56 new units of housing specifically designed for our most at-risk population—our seniors. This endeavor is more than just a numbers game; it represents a chance to provide safety and stability for those who need it the most.”

- Don Mullin, Executive Secretary

  Saint Paul Building Trades Council

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of 40 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling HIT Investor Relations at 202-331-8055. The prospectus should be read carefully before investing.

8/2024

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com